UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2022

Chicken Soup for the Soul Entertainment Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38125	81-2560811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

132 E. Putnam Avenue, Floor 2W, Cos Cob, CT	06807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 398-0443

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	CSSE	The Nasdaq Stock Market LLC
Common Stock Purchase Warrant	CSSEL	The Nasdaq Stock Market LLC
9.75% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.0001 par value per share	CSSEP	The Nasdaq Stock Market LLC
9.50% Notes due 2025	CSSEN	The Nasdaq Stock Market LLC

Item 1.01	Entry into a Material Agreement.

On August 11, 2022, concurrently with the consummation of the merger transaction described below, Chicken Soup for the Soul Entertainment, Inc. (the “Company”) entered into an Amended and Restated Credit Agreement (“HPS Credit Agreement”) by and among the Company, as primary borrower, Redbox Automated Retail LLC, as co-borrower (“Redbox Automated”), the Lenders named therein, and HPS Investment Partners LLC, as administrative agent and collateral agent (“HPS”).

Pursuant to the terms of the HPS Credit Agreement, the Company has obtained (i) a term loan facility consisting of the conversion, and assumption by the Company, of all “Senior Obligations” under (and as defined in) the HPS Credit Agreement (other than any outstanding Sixth Amendment Incremental Revolving Loans under (and as defined in) the credit agreement (the “Redbox Credit Agreement”), dated as of October 20, 2017, by and among Redwood Intermediate, LLC, Redbox Automated, Redwood Incentives LLC, the lenders party thereto and HPS, as amended from time to time thereafter, with the sixth amendment thereto occurring on April 15, 2022 (this last amendment being referred to as the “Sixth Amendment”) and (ii) an $80 million revolving credit facility (with any outstanding Sixth Amendment Incremental Revolving Loans under the Redbox Credit Agreement as amended by the Sixth Amendment being deemed, and assumed by the Company as, revolving loans thereunder). In connection with the HPS Credit Agreement, the Company issued HPS and affiliates a five-year warrant (“HPS Warrant”) to purchase up to an aggregate of 1,011,530 shares of the Company’s Class A common stock, par value $0.0001 per share (the “Company Class A Common Stock”), at a per-share exercise price of $0.0001. These warrants include customary cashless exercise provisions.

The Company granted registration rights to HPS under which the Company will, among other actions, file (within 30 days of the closing of the mergers under the Merger Agreement) a registration statement on Form S-3 with respect to the issuance of the shares of Company Class A Common Stock issuable upon exercise of the HPS Warrant. The Company also granted substantially identical registration rights to certain holders of Redbox Entertainment, Inc. (“Redbox”) securities that were signatory to the voting and support agreement (pursuant to which they agreed to vote their Redbox securities in favor of the mergers prescribed by the Merger Agreement) relating to the resale of the shares of Company Class A Common Stock they received in exchange for such securities in the mergers..

The Obligations of the Company and its subsidiary guarantors under the HPS Credit Agreement are secured by a first priority lien in substantially all of the assets of the Company and its subsidiaries, subject to certain exceptions.

The foregoing description of the HPS Credit Agreement does not purport to be complete and is qualified in its entirety by the full text of the HPS Credit Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 1.02	Termination of a Material Definitive Agreement.

On August 11, 2022, the Company repaid all outstanding obligations (aggregating approximately $26 million) under its Credit, Security and Guaranty Agreement dated as of May 21, 2021 (as the same has been amended, extended, supplemented or otherwise modified through the date of termination, the “Midcap Credit Agreement”), by and among the Company, as a borrower and as borrower representative, the other borrowers and the other credit parties referred to therein, MidCap Financial Trust, as agent and as a lender, and the additional lenders party thereto. The Midcap Credit Agreement was concurrently terminated and all liens in favor of the lenders under the Midcap Credit Agreement were terminated.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On August 11, 2022, the Company consummated its acquisition of Redbox through a series of mergers under the terms of the previously disclosed Merger Agreement, dated as of May 10, 2022, by and among the Company, Redbox, RB First Merger Sub Inc., a Delaware corporation and direct wholly owned subsidiary of the Company (“Merger Sub Inc.”), RB Second Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Merger Sub LLC”), Redwood Opco Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Opco Merger Sub LLC”), and Redwood Intermediate LLC, a Delaware limited liability company (“Opco LLC”).

In accordance with the terms of the Merger Agreement, (i) at the time the First Company Merger (as defined below) became effective (“Effective Time”), (A) Merger Sub Inc. merged (the “First Company Merger”) with and into Redbox, with Redbox continuing as the surviving entity (the “Surviving Corporation”); and (B) simultaneously with the First Company Merger, Opco Merger Sub LLC merged (the “Opco Merger”) with and into Opco LLC, with Opco LLC continuing as the surviving entity; and (ii) immediately following the First Company Merger and Opco Merger, the Surviving Corporation merged with and into Merger Sub LLC (the “Second Company Merger” and, together with the First Company Merger, the “Integrated Mergers,” and the Integrated Mergers together with the Opco Merger, the “Mergers”), with Merger Sub LLC continuing as the surviving entity and a wholly owned subsidiary of the Company.

In accordance with the terms of the Merger Agreement, at the Effective Time, (i) each share of Class A common stock of Redbox, par value $0.0001 per share (the “Redbox Class A Common Stock”), was cancelled and exchanged for 0.087 shares (the “Exchange Ratio”) of Company Class A Common Stock, (ii) each unit of Opco LLC was converted into 0.087 shares of Company Class A Common Stock and (iii) each share of Class B common stock of Redbox, par value $0.0001 per share (the “Redbox Class B Common Stock”), was cancelled for no additional consideration.

At the Effective Time the vested and unvested restricted stock units of Redbox (each “Redbox RSU Award”) that were outstanding immediately prior to the Effective Time was converted into that number of shares of Company Class A Common Stock equal to the Exchange Ratio multiplied by the number of vested and unvested Redbox RSU Awards held by each holder immediately prior to the Effective Time.

The obligations of Redbox under its outstanding public warrants and private warrants (collectively, the “Assumed Warrants”) were assumed by the Company but the Assumed Warrants now evidence the right to receive upon valid exercise thereof shares of Company Class A Common Stock equal to the product of (A) the number of shares of Redbox Class A Common Stock that were subject to such warrant immediately prior to the Effective Time and (B) the Exchange Ratio, as further described under Item 3.03, below.

The foregoing description of the Merger Agreement and the Mergers do not purport to be complete and is qualified in its entirety by the Merger Agreement, which was filed by the Company as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on May 12, 2022.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above in Item 1.01 of this Current Report is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities

The information set forth above in Item 1.01 of this Current Report is incorporated herein by reference. The HPS Warrant was issued in reliance on an exemption from the registration requirements of the Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the consummation of the Mergers, on August 11, 2022, the Company entered into a warrant assumption and amendment agreement (the “Warrant Assumption and Amendment Agreement”) with Redbox and Continental Stock Transfer & Trust Company (“CST”). Pursuant to the Warrant Assumption and Amendment Agreement, the Company assumed all of Redbox’s rights, interests and obligations under that certain Warrant Agreement dated November 27, 2020 by and between Redbox and CST, as warrant agent (“Warrant Agreement”), governing Redbox’s outstanding warrants to purchase Redbox Class A Common Stock (the warrants deemed issued thereunder and as assumed by the Company being, the “Assumed Warrants”). These warrants include the warrants that traded on the Nasdaq Global Market prior to the Mergers under the symbol “RDBXW” and private warrants of like tenor. The Assumed Warrants commenced trading on the Nasdaq Global Market on August 12, 2022 under the new symbol “CSSEL.” The Redbox Warrants had entitled the holder to purchase one whole share of Redbox Class A Common Stock at a price of $11.50 per share, subject to adjustment. As a result of the Mergers and adjustment caused thereby, 11.494 Assumed Warrants (the “Per Share Warrant Requirement”) are required to purchase one whole share of Company Class A Common Stock at an aggregate exercise price of $132.18 per share, subject to adjustment. This was calculated by dividing the pre-Merger $11.50 per-share exercise price of the Redbox Warrants by the 0.087 Exchange Ratio. No fractional shares will be issued upon exercise of Assumed Warrants, with shares of Company Class A Common Stock issued upon exercise of Assumed Warrants rounded up to nearest whole share based on the total shares of Company Class A Common Stock being exercised and, subject to the Per Share Warrant Requirement. Additionally, at the Effective Time, the Redemption Trigger Date (as such term is defined in the Warrant Agreement) will be $206.90 per share of Company Class A Common Stock. This was calculated by dividing the pre-Merger $18.00 per-share Redemption Trigger Price of the Redbox Warrants by the 0.087 Exchange Ratio.

The foregoing description of the Warrant Assumption and Amendment Agreement does not purport to be complete and is qualified in its entirety by the full text of the Warrant Assumption and Amendment Agreement, a copy of which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

At the closing of the mergers described in Item 2.01, above, Galen C. Smith, former chief executive officer of Redbox, was appointed executive vice chairman of the Company and its Redbox subsidiary. In his role with the Company, Mr. Smith will oversee the Company’s future growth, including strategic acquisitions. At the closing of the mergers, Jonathan Katz was named president of the Company. Mr. Katz previously held senior executive roles at Scripps Networks, Katz Networks, and Turner Broadcasting. In his role with the Company, Mr. Katz will oversee the Company’s operating businesses, including streaming services, Redbox kiosks, and original content studios. Messrs. Smith and Katz will report to William J. Rouhana, Jr., chairman, and chief executive officer of the Company.

Item 7.01.	Regulation FD Disclosure.

On August 11, 2022, the Company and Redbox issued a joint press release announcing the closing of the Mergers under the Merger Agreement. A copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference. Such press release shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The audited balance sheets of Redbox Entertainment, Inc. as of December 31, 2021 and 2020 and the audited statements of operations, statement of stockholders’ deficit, and statement of cash flows for the years ended December 31, 2021 and 2020, and the related notes to the financial statements, were filed by Redbox under its Annual Report on From 10-K, filed with the SEC on April 15, 2022, and are incorporated herein by reference.

The unaudited balance sheets of Redbox Entertainment, Inc. as of June 30, 2022 and 2021 and the unaudited statements of operations, statement of stockholders’ deficit, and statement of cash flows for the six months ended June 30, 2022 and 2021, and the related notes to the financial statements, were filed by Redbox under its Quarterly Report on From 10-Q, filed with the SEC on August 12, 2022, and are incorporated herein by reference.

The audited financial statements of Sonar Entertainment, Inc. as of and for the years ended December 31, 2020 and 2019, and the related notes to the financial statements, were filed under the Company’s Amendment No. 1 to Current Report on Form 8-K, filed with the SEC on June 11, 2021, and are incorporated herein by reference.

The unaudited pro forma condensed combined financial information (giving effect to the acquisition by the Company of certain assets from Sonar Entertainment in 2021) as of and for the three months ended March 31, 2021, and the year ended December 31, 2020, and the related notes thereto, were filed under the Company’s Amendment No. 1 to Current Report on Form 8-K, filed with the SEC on June 11, 2021, and are incorporated herein by reference.

(b)	Unaudited Pro Forma Condensed Combined Financial Information

The unaudited condensed combined pro forma financial information of the Company and Redbox for the three months ended March 31, 2022, and for the year ended December 31, 2021, were filed by the Company in its Registration Statement on Form S-4, as amended, and as declared effective by the SEC on July 15, 2022, (a summary of which unaudited condensed combined pro forma financial information was additionally provided in the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2022, filed with the SEC on August 12, 2022,) and are incorporated herein by reference.

The applicable unaudited condensed combined pro forma financial information of the Company and Redbox as of and for the six months ended June 30, 2022 will be filed by the Company as an amendment to this Current Report on Form 8-K as required.

(c)	Exhibits:

Exhibit Number	Description
2.1†**	Merger Agreement, dated as of May 10, 2022, by and among Chicken Soup for the Soul Entertainment, Inc., RB First Merger Sub Inc., RB Second Merger Sub LLC, Redwood Opco Merger Sub LLC, Redbox Entertainment Inc. and Redwood Intermediate LLC.

3.1	Certificate of Formation of RB Second Merger Sub LLC (survivor company of the Mergers)

3.2	Certificate of Merger of Redbox Entertainment Inc. with and into RB Second Merger Sub LLC, with RB Second Merger Sub LLC as the Surviving Company

3.3	Limited Liability Company Operating Agreement of RB Second Merger Sub LLC (survivor company of the Mergers)

4.1	Warrant Assumption and Amendment Agreement by and among Chicken Soup for the Soul Entertainment Inc., Redbox Automated, LLC, the Lenders named therein, and HPS Investment Partners, LC, as administrative agent and collateral agent for the Lenders.

4.2†	HPS Warrant Agreement, dated as of August 11, 2022.

10.1†	Amended and Restated Credit Agreement by and among Chicken Soup for the Soul Entertainment, Inc., Redbox Automated LLC, the Lenders named therein, and HPS Investment Partners, LLC, as administrative agent for the Lenders.

99.1	Joint Press Release Announcing Consummation of Mergers, dated August 11, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

**	Previously filed as an exhibit to the Amendment No. 1 to Current Report on Form 8-K, filed with the SEC on May 12, 2022.

†	Certain of the exhibits and schedules to this agreement have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2022	CHICKEN SOUP FOR THE SOUL ENTERTAINMENT INC.

	By:	/s/ William J. Rouhana, Jr.
Name: William J. Rouhana, Jr.
Title: Chief Executive Officer